UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2026

WINVEST ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40796	86-2451181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Cambridgepark Drive, Suite 301

Cambridge, Massachusetts

02140

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 658-3094

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one redeemable Warrant, and one right	WINVU	OTC Markets Group Inc.
Common Stock, par value $0.0001 per share	WINV	OTC Markets Group Inc.
Warrants to acquire 1/2 of a share of Common Stock	WINVW	OTC Markets Group Inc.
Rights to acquire one-fifteenth of one share of Common Stock	WINVR	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into or Amendment of a Material Definitive Agreement.

As previously disclosed by WinVest Acquisition Corp., a Delaware corporation (“SPAC”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 10, 2025, on December 2, 2025, SPAC entered into a Business Combination Agreement (the “Original Business Combination Agreement”) with Embed Financial Group Holdings (formerly known as WinVest Holdings Corp.), an exempted company incorporated and registered in the Cayman Islands (“Pubco”), WinVest Merger Sub I Limited, an exempted company incorporated and registered in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), WV Merger Sub II Corp., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Embed Financial Group Cayman Holdings, an exempted company incorporated and registered in the Cayman Islands (the “Company”) (all of the transactions contemplated by the Original Business Combination Agreement as amended and restated by the Restated Business Combination Agreement (as defined below), including the issuances of securities thereunder, the “Business Combination”).

On May 26, 2026, SPAC, Pubco, the Company, SPAC Merger Sub, and Company Merger Sub entered into that certain Amended and Restated Business Combination Agreement (the “Restated Business Combination Agreement”), pursuant to which the Original Business Combination Agreement was amended and restated in its entirety to, among other things, reflect (i) the establishment of one or more sponsored American depositary share facilities with The Bank of New York Mellon, as depositary bank, pursuant to which (a) each Company Class A Share outstanding immediately prior to the effective time of the Company Merger (other than dissenting and excluded shares) will be cancelled and exchanged for the right to receive Pubco Class A Ordinary Shares represented by American Depositary Shares (each, an “ADS”), and (b) each share of Common Stock of the SPAC outstanding immediately prior to the effective time of the SPAC Merger (other than dissenting and excluded shares) will be cancelled and converted into the right to receive one Pubco Class A Ordinary Share represented by one ADS, and the SPAC’s outstanding warrants and rights will be similarly converted into the right to acquire or receive Pubco Class A Ordinary Shares represented by ADSs; and (ii) the completion, following the date of the Original Business Combination Agreement, of a share capital restructuring of the Company, pursuant to which the Company’s authorized share capital was subdivided and re-designated into 480,000,000 Class A Ordinary Shares and 20,000,000 Class B Ordinary Shares.

The foregoing description of the Restated Business Combination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Restated Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

Pubco intends to file with the SEC a Registration Statement on Form F-4 (as may be amended, the “Registration Statement”), which will include a preliminary proxy statement of the SPAC and a prospectus (the “Proxy Statement/Prospectus”) in connection with the proposed Business Combination. When available, the definitive proxy statement and other relevant documents will be mailed to stockholders of the SPAC as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Pubco and the SPAC will also file other documents regarding the Business Combination with the SEC. This Current Report does not contain all of the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF THE SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE SPAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ITS STOCKHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SPAC AND THE PROPOSED BUSINESS COMBINATION. Investors and security holders will also be able to obtain copies of the Registration Statement and the Proxy Statement/Prospectus and all other documents filed or that will be filed with the SEC by Pubco and the SPAC, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: WinVest Acquisition Corp.: 125 Cambridgepark Drive, Suite 301 Cambridge, Massachusetts 02140; e-mail: manish@trefis.com or Embed Financial Group Cayman Holdings: e-mail: efgh-ir@icrinc.com.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE PROPOSED TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

The Company, SPAC, Pubco and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of the SPAC’s stockholders in respect of the proposed Business Combination. The SPAC’s stockholders and other interested persons may obtain more detailed information about the names and interests of these directors and officers of the Company and the SPAC in the Business Combination which will be set forth in filings with the SEC, including when filed, the Registration Statement and Proxy Statement/Prospectus. These documents can be obtained free of charge from the sources specified above and on the SEC’s web site at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein is for informational purposes only and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of the Company or the SPAC, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed business combination. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the SPAC’s securities; (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the approval of the Restated Business Combination Agreement by the stockholders of the SPAC; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Restated Business Combination Agreement; (iv) the outcome of any legal proceedings that may be instituted against any of the parties to the Restated Business Combination Agreement following the announcement of the entry into the Restated Business Combination Agreement and proposed business combination; (v) the ability of the parties to recognize the benefits of the Restated Business Combination Agreement and the Business Combination; (vi) the lack of useful financial information for an accurate estimate of future capital expenditures and future revenue (vii) statements regarding the Company’s industry and market size, (viii) financial condition and performance of the Company, including the anticipated benefits, the implied enterprise value, the expected financial impacts of the Business Combination, potential level of redemptions of the SPAC’s public stockholders, the financial condition, liquidity, results of operations, the products, the expected future performance and market opportunities of the Company, (ix) risks related to the Company’s business including potential political and economic instability in its intended markets and (x) those factors discussed in the SPAC’s filings with the SEC and that will be contained in the definitive Proxy Statement relating to the Business Combination. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the definitive Proxy Statement and other documents to be filed by the SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the SPAC and the Company may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law. Neither of the SPAC or the Company gives any assurance that the SPAC or the Company, or the combined company, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibits	Description
2.1*	Amended and Restated Business Combination Agreement, dated as of May 26, 2025, by and among SPAC, Pubco, Company Merger Sub, SPAC Merger Sub and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2026

WINVEST ACQUISITION CORP.

By:	/s/ Manish Jhunjhunwala
Name:	Manish Jhunjhunwala
Title:	Chief Executive Officer and Chief Financial Officer